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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 27, 2002


                                  DEMEGEN, INC.
             (Exact name of registrant as specified in this charter)


          Colorado                     0-25353                   84-1065575
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


   1051 Brinton Road, Pittsburgh, PA                               15221
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's Telephone Number, including area code: (412) 241-2150
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ITEM 5 - OTHER EVENTS

James Colker and Konrad Weis have resigned from the Company's Board of Directors due to personal reasons. Messrs. Colker and Weis were elected to the Board by the CEO Venture Fund III, which, as owner of the Convertible Preferred Shares of the Company, is entitled to elect two Board seats. The CEO Venture Fund III has not indicated an intent to replace these directors at this time.

Richard Ekstrom and Joseph Lovett continue as members of the Board and the remaining directors are seeking suitable candidates to fill vacancies on the Board. Shareholders wishing to recommend a candidate for the Board of Directors should contact the Company's President.


ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS

(c) Exhibits

NONE

                                                                       PAGES OF
                                                                     SEQUENTIAL
                         EXHIBIT INDEX                         NUMBERING SYSTEM
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DEMEGEN, INC.



                                        By /s/ Richard D. Ekstrom
                                           -------------------------------------
                                           Richard D. Ekstrom
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer


Date: November 27, 2002







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